SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest event Reported): October 29, 2004

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

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
              New York                             0-30183                            13-4025362
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  (State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
   Incorporation or Organization)
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                                  8/F East Area
                    Century Golden Resources Business Center
                                 69 Banjing Road
                                Haidian District
                       Beijing, People's Republic of China
                                     100089
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                 Address of Principal Executive Offices Zip Code

                                +86-10-884-52568
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               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Minghua Group International Holdings Limited ("Minghua") and Qiang Long Real Estate Development Co., Ltd. ("Qiang Long") are parties to the following contracts which will result in a change of control of Minghua as reported in the current report of Minghua on Form 8-K filed by Minghua on February 12, 2004: (i) that certain Regulation S Subscription Agreement, dated September 29, 2003 (the "September 29 Contract"), (ii) that certain contract, dated January 29, 2004 and
(iii) that certain amendatory letter, dated April 13, 2004, amending the September 29 Contract and the January 29 Contract (the "Amendment" and together with the September 29 Contract and the January 29 Contract, the "Contracts").

         Pursuant to the Contracts, Qiang Long is or was, as applicable, required to pay Minghua (i) US$3,990,326 (the "First Payment") on May 31, 2004,
(ii) US$12,000,000 (the "Second Payment") on October 15, 2004; and (iii) US$16,800,000 (the "Third Payment") on November 30, 2004 (collectively, the "Total Payment").

         On October 29, 2004, Minghua and Qiang Long entered into a letter agreement (the "Qiang Long Letter Agreement") that provided for an extension of the time within which Qiang Long is required to make each of the First Payment, the Second Payment and the Third Payment. The due date for the First Payment was extended from May 31, 2004 to December 31, 2004. The due date for the Second Payment was extended from October 15, 2004 to December 31, 2005, and the due date for the Third Payment was extended from November 30, 2004 to December 31, 2006.

         Additionally, the Qiang Long Letter Agreement provided that if the Total Payment has not been made by Qiang Long on or prior to December 31, 2006, the current directors of Minghua will each resign from their position as directors and appoint such persons to the Board as may be requested by Chu Quan Li.

         Finally, the Qiang Long Letter Agreement provided that the Qiang Long Directors will not, without Chu Quan Li's prior consent, authorize the issuance of any securities of Minghua or reduce the number of outstanding securities of Minghua until the Total Payment has been made by Qiang Long.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

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Exhibit No.              Description of Exhibit
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
Exhibit 10               Letter Agreement, dated as of October 29, 2004, between Minghua and Qiang Long.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 1, 2004

                           MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED



                           By: /s/ Chang-de Li
                               -------------------------------------
                               Chang-de Li, Chief Executive Officer


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                                  EXHIBIT INDEX


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Exhibit Number                                          Exhibit Description
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
10                      Letter Agreement, dated as of April 13, 2004, between Minghua and Qiang Long.
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